                                                                         iShares

                       2003 ANNUAL REPORT TO SHAREHOLDERS
                               FEBRUARY 28, 2003

                                     [PHOTO]
                              INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

                               iShares BOND FUNDS

Table of Contents

Shareholder Letter ........................................................    1
Market Overview ...........................................................    3
Managers' Discussion & Analysis ...........................................    6
Schedules of Investments ..................................................   11
   iShares Lehman 1-3 Year Treasury Bond Fund .............................   11
   iShares Lehman 7-10 Year Treasury Bond Fund ............................   12
   iShares Lehman 20+ Year Treasury Bond Fund .............................   13
   iShares GS $ InvesTop (TM) Corporate Bond Fund .........................   14
Financial Statements ......................................................   17
Financial Highlights ......................................................   20
Notes to the Financial Statements .........................................   21
Report of Independent Accountants .........................................   26
Supplemental Information (Unaudited) ......................................   27
Trustees Information (Unaudited) ..........................................   30
iShares Family of Funds ...................................................   34

To Our Shareholders

For many investors, the past year was another difficult and challenging period. A tepid economy, corporate accounting scandals and lackluster company earnings all contributed to the major equity indexes declining for the third straight year, a bear market performance not seen in decades. Global geopolitical uncertainties create the possibility that challenging market conditions may continue.

However, iShares continued to innovate and expand, offering more tools that help investors tailor their portfolios to address volatility in this complex market environment. For example, iShares launched the first fixed income exchange-traded funds. Based on investor demand for less volatile asset classes, we introduced three bond funds based on Lehman U.S. Treasury indexes. In addition, to provide credit market exposure we introduced a fund based on the GS $ InvesTop(TM) Index. By the end of 2002, the fixed income iShares funds held $3.8 billion in assets and Business Week named them one of the best new products of the year./1/

With the addition of the fixed income iShares, investors can achieve more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds./2/ With almost 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers market capitalization, sectors, value and growth, international and now fixed income indexes.

It is important for investors to remember that market segments do not tend to move in tandem, particularly during volatile market conditions. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may cause investors to favor one market segment over another. The wide range of performance returns for the various iShares funds this year demonstrates that phenomenon clearly.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com.

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are proving to be an indispensable tool for investors in the current market. And that is also why more and more investors are recognizing the benefits of iShares. In fact, despite the year's difficult markets, assets under management for iShares actually grew in 2002, reaching $31 billion as of December 31.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investmentneeds in the year ahead.


/s/ Garrett F. Bouton                     /s/ Lee Kranefuss
-----------------------------------       -----------------------------------
Garrett F. Bouton                         Lee Kranefuss
President and Chairman of the Board       Vice President of iShares Trust
of Trustees of iShares Trust

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

----------
/1/ Business Week, 12/16/02.
/2/ Morningstar Principia, BGI analysis 6/02.

Shareholder Letter                                                             1

For complete information, including charges and expenses, request a prospectus by calling 1-800-iSHARES (1-800-474-2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. Past performance does not guarantee future results.

iShares are not sponsored, endorsed, or issued by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "$ InvesTop(TM)", "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

2                                     2003 iShares Annual Report to Shareholders

Market Overview

U.S. Equity Markets

The three-year slide in equity markets has shown few signs of relenting in 2003. Performance in the final quarter of 2002 improved, but the looming threat of war in Iraq this year saw investors once more running for cover. By period end, U.S. equities were heading back towards the lows of last October. As a result, the S&P 500 Index finished well down in the twelve months under review, giving rise to the prospect of a successive fourth year of decline in equity markets. In addition, an unresolved or protracted struggle in the Middle East could depress market confidence for some time to come.

Undoubtedly, geopolitical risk has certainly played a part in setting market valuations. However, the current bear market has at its roots very different economic and corporate causes, many of which may still play out. Not unreasonably, analogies are often drawn between the present market decline and the depressed equity market of the 1930s. Both bear markets followed periods of economic and corporate excess that took many years to work out of the system. The severity of the present downturn has been moderated by the more enlightened economic management of today. Yet there remains a potential for global deflation and prolonged recession as policy makers struggle to find the right blend of monetary and fiscal policies in an environment where global productive capacity continues to run well ahead of demand.

Interlaced with these concerns have been the corporate accounting scandals that rocked corporate America in 2002. Investor confidence, understandably, has been shaken by these events, and in certain respects, industry too has become more inward-looking. It appears that many business are less inclined to undertake new investment as plans for business growth are modified to reflect uncertain economic prospects. Such retrenchment has inevitably been accompanied by widespread profits downgrades and a rolling back of the now impossible growth targets that had become a central tenet of the technology boom.

Resilient consumer spending, fuelled by 40-year low interest rates and a buoyant housing market, have so far prevented the economy from sliding into a deeper recession. The 0.5% cut in interest rates in November and the simultaneous cut in the discount rate to 0.75% were designed to shore up spending at a time when optimism seemed in danger of ebbing away. However, with consumer confidence slipping to a nine-year low in February, there remain real concerns that the malaise in manufacturing could spread to the broader economy thus inducing a so-called "double-dip" recession. With war fears now overlaying this troublesome economic background, many investors have naturally sought the relative safety of bonds and cash.

U.S. Fixed Income Markets

What is bad for equities often is good for bonds. As equities hit their low-point in early October, bonds rose to new highs. Indeed, yields on the 30-year bond recorded their lowest levels since they were first introduced in the 1970s. Yields on 5 and 10-year Treasuries fell to their lowest levels since the late 1950s. Bond values fell again through to the end of October as equities staged a rally. The aggressive half-point cut in the federal funds rate to 1.25% in November initially failed to inspire a lasting rally in bonds as yields drifted sideways through to the end of the year into early January. However, by period end, yields were edging back to their best levels as the threat of war and the diminishing prospect of sustained economic recovery once more added to the relative attractiveness of bonds.

Short-term interest rates, after allowing for inflation, are now substantially negative. This would normally be of some concern to bond investors, particularly against the backdrop of rising oil and gold prices and a weaker dollar on the foreign exchange markets. Yet the current perception is that inflation is not, and should not, become a concern in an environment where cost-cutting remains the norm and where producers still have difficulty passing on cost increases in final product prices.

The other traditional concern for bond investors is the state of government finances. So far the prospect of increased bond supply on the back of an escalating federal budget deficit has done little to dampen the enthusiasm for U.S. Treasuries. Although modestly higher, bond yields remain close to 40-year lows.

Market Overview                                                                3

International Equity Markets

The downturn in U.S. equities was echoed in markets around the world. The corporate accounting scandals, the hesitant nature of economic recovery, and heightened geopolitical risk in the Middle East caused concern among investors.

Economic growth in Europe in particular proved disappointing with Germany most seriously affected by the downturn in international trade. On December 5 the European Central Bank (ECB) belatedly followed the Federal Reserve Board with a half-point cut in interest rates to 2.75%. The ECB cited more sluggish growth and an abatement of inflationary pressures as the key factors behind its decision. Yet, as in the U.S., investors remained unimpressed and equities continued to drift lower. Over the period as a whole, European equity markets showed losses generally steeper than those incurred in the U.S.

The UK economy has fared more favorably, helped by a relatively more expansive fiscal policy and a strong housing market which has supported consumer confidence and spending. Nevertheless, with consumer confidence at its weakest for five years and manufacturing investment hitting a 20-year low, the Bank of England cut the UK base rate by 0.25% to 3.75% in February, the lowest level for UK interest rates for 48 years. As elsewhere, UK equities fell with concerns over the pensions industry and the solvency of the insurance sector adding to investor woes.

Any hopes that Japanese equities would buck the weaker global trend evaporated as the market spiraled down once again, the Nikkei Dow hitting a new 19-year low at the end of February. After more than a decade, Japan remains in the grip of deflation. Consumer prices have fallen for three years in a row thus raising the real value of debt and, in turn, putting further pressure on the banking system.

4                                     2003 iShares Annual Report to Shareholders

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iSHARES LEHMAN TREASURY BOND FUNDS
Performance as of 2/28/03

                                                           Total Returns
                                                       ----------------------
                                                        Inception to 2/28/03
                                                       ----------------------
iSHARES BOND FUND                                       NAV    MARKET   INDEX
-----------------                                      -----   ------   -----
Lehman 1-3 Year Treasury                                2.66%   2.71%    2.82%
Lehman 7-10 Year Treasury                               8.64%   8.65%    8.43%
Lehman 20+ Year Treasury                               12.31%  12.26%   12.39%

"Total returns for the period since inception" represent the total change in value of an investment from the inception date of the Fund (07/22/02). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (07/26/02), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

The iShares Lehman 1-3 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year Treasury Index. For the period from July 22, 2002, through February 28, 2003 (the "reporting period"), the Fund returned 2.66%, while the Index returned 2.82%.

The iShares Lehman 7-10 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year Treasury Index. For the reporting period, the Fund returned 8.64%, while the Index returned 8.43%.

The iShares Lehman 20+ Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year Treasury Index. For the reporting period, the Fund returned 12.31%, while the Index returned 12.39%.

Treasury bonds performed well during the reporting period as investors looked to the bond market, and Treasury bonds in particular, as a safe haven from an uncertain environment. Much of the uncertainty stemmed from the U.S. economy, which appeared poised for a recovery that never seemed to materialize. The economy (as measured by gross domestic product, or GDP) grew at a solid 4% annual rate in the third quarter of 2002, but reports of weak manufacturing activity, declining retail sales, and a lackluster job market in October indicated an impending slowdown.

In response, the Federal Reserve Board (the "Fed") cut its short-term interest rate target to a 40-year low in early November. Citing greater uncertainty and a "soft spot" in the economy, the Fed lowered the federal funds rate from 1.75% to 1.25%, its lowest level since 1961. Nonetheless, the economy grew at just a 1% annual rate in the fourth quarter of 2002, and economic data released in the first two months of 2003 revealed few signs of a recovery.

6                                     2003 iShares Annual Report to Shareholders

Heightened geopolitical risks and stock market volatility also contributed to the uncertain atmosphere. The increased possibility of a war with Iraq, as well as unrest in Venezuela and growing tensions between the U.S. and North Korea, weighed on investor confidence. Stocks remained on an erratic and declining trajectory as corporate profit growth also continued to weaken.

The combination of a murky economic environment, a jumpy stock market, and the threat of war boosted demand for the relative safety of Treasury bonds. As a result, Treasury bond yields fell across the board during the reporting period, producing sizable price gains. By the end of the period, Treasury yields hovered near their lowest levels since the late 1950s. Short-term Treasury yields fell the most because of their sensitivity to Fed rate cuts. Meanwhile, longer-term Treasury bonds, which have greater price volatility, posted the highest returns.

                   iShares Lehman 1-3 Year Treasury Bond Fund
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                                   Line chart

            iShares Lehman
           1-3 Year Treasury   Lehman Brothers 1-3
               Bond Fund       Year Treasury Index
           -----------------   -------------------
                $10,000              $10,000
Jul-2002        $10,028              $10,028
Aug-2002        $10,061              $10,063
Sep-2002        $10,145              $10,150
Oct-2002        $10,167              $10,173
Nov-2002        $10,130              $10,138
Dec-2002        $10,228              $10,238
Jan-2003        $10,225              $10,236
Feb-2003        $10,267              $10,281

                   iShares Lehman 7-10 Year Treasury Bond Fund
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                                   Line chart

             iShares Lehman
           7-10 Year Treasury   Lehman Brothers 7-10
               Bond Fund        Year Treasury Index
           ------------------   -------------------
                $10,000              $10,000
Jul-2002        $10,039              $10,033
Aug-2002        $10,281              $10,279
Sep-2002        $10,683              $10,671
Oct-2002        $10,546              $10,530
Nov-2002        $10,338              $10,336
Dec-2002        $10,698              $10,678
Jan-2003        $10,621              $10,608
Feb-2003        $10,864              $10,844

Managers' Discussion & Analysis                                                7
                   iShares Lehman 20+ Year Treasury Bond Fund
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                                   Line chart

            iShares Lehman
           20+ Year Treasury       Lehman Brothers
               Bond Fund       20+ Year Treasury Index
           -----------------   -----------------------
                $10,000               $10,000
Jul-2002        $ 9,983               $ 9,983
Aug-2002        $10,503               $10,504
Sep-2002        $10,968               $10,969
Oct-2002        $10,558               $10,560
Nov-2002        $10,471               $10,475
Dec-2002        $10,924               $10,928
Jan-2003        $10,889               $10,894
Feb-2003        $11,232               $11,239

8                                     2003 iShares Annual Report to Shareholders

Managers' Discussion & Analysis

iSHARES GS $ INVESTOP(TM) CORPORATE BOND FUND
Performance as of 2/28/03

    Total Returns
----------------------
 Inception to 2/28/03
----------------------
 NAV    MARKET  INDEX
-----   ------  -----
10.22%  10.29%  10.55%

"Total returns for the period since inception" represent the total change in value of an investment from the inception date of the Fund (07/22/02). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (07/26/02), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

                                     [CHART]

                                    Bar chart

British Telecom PLC, 8.88%, 12/15/30                         1.19%
AT&T Broadband Corp., 9.46%, 11/15/22                        1.17%
Alltel Corp., 7.88%, 07/01/32                                1.16%
Devon Energy Corp., 7.95%, 04/15/32                          1.14%
Verizon Global Funding Corp., 7.75%, 12/01/30                1.11%
British Telecom PLC, 8.38%, 12/15/10                         1.11%
AT&T Broadband Corp., 8.38%, 03/15/13                        1.10%
John Deere Capital Corp., 7.00%, 03/15/12                    1.08%
Deutsche Telekom International Finance AG, 8.75%, 06/15/30   1.08%
Alltel Corp., 7.00%, 07/01/12                                1.07%

The iShares GS $ Investop(TM) Corporate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop(TM) Index. For the period from July 22, 2002, through February 28, 2003 (the "reporting period"), the Fund returned 10.22%, while the Index returned 10.55%.

Bonds posted positive returns during the reporting period as investors continued to use the bond market as a safe place to hide from an economic malaise, geopolitical uncertainty, and stock market volatility. On the economic front, the U.S. economy began to weaken at the beginning of the reporting period and grew at a lackluster pace, perched between recession and recovery. Although the economy (as measured by gross domestic product, or GDP) grew at a 4% annual rate in the third quarter of 2002, that level of growth proved unsustainable as factory output declined, consumer confidence weakened, and job losses mounted. The threat of war in Iraq and continued volatility in the stock market also inhibited economic activity.

By early November, the sluggish economic environment convinced the Federal Reserve Board (the "Fed") to lower its short-term interest rate target from 1.75% to 1.25% to stimulate the economy. It was the Fed's 12th rate cut since the beginning of 2001, bringing rates down to their lowest levels in more than 40 years. Despite the Fed's efforts, however, the economy failed to generate any substantial momentum by the end of the reporting period.

Managers' Discussion & Analysis                                                9

Corporate bonds were the best performers in the bond market during the reporting period. As Treasury bond yields fell to their lowest levels in 45 years, investors began to take advantage of the higher yields available on corporate bonds. In addition, the accounting scandals that plagued corporate America for much of 2002 began to diminish, and many investors grew more confident about the financial health of corporate bond issuers.

                  iShares GS $ Investop(TM) Corporate Bond Fund
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                                   Line chart

               iShares GS
              $ InvesTop(TM)
           Corporate Bond Fund   GS $ InvesTop(TM) Index
           -------------------   -----------------------
                 $10,000                 $10,000
Jul-2002         $ 9,859                 $ 9,902
Aug-2002         $10,178                 $10,223
Sep-2002         $10,384                 $10,427
Oct-2002         $10,302                 $10,348
Nov-2002         $10,401                 $10,439
Dec-2002         $10,729                 $10,769
Jan-2003         $10,747                 $10,784
Feb-2003         $11,021                 $11,055

10                                    2003 iShares Annual Report to Shareholders

Schedule of Investments

iSHARES LEHMAN 1-3 YEAR TREASURY BOND FUND
February 28, 2003

                                                   Shares or
Security                                           Principal          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 98.80%
U.S. Treasury Notes
   1.50%, 02/28/05                                $139,552,000   $  139,497,575
   1.75%, 12/31/04                                  76,384,000       76,799,528
   2.13%, 10/31/04                                  39,536,000       40,019,528
   2.25%, 07/31/04                                 101,248,000      102,576,369
   5.25%, 05/15/04                                 141,008,000      147,748,170
   5.75%, 11/15/05                                  51,744,000       57,155,901
   5.88%, 11/15/04                                  90,384,000       97,208,898
   6.00%, 08/15/04                                  90,384,000       96,476,783
   6.75%, 05/15/05                                 138,880,000      154,320,673
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST: $905,548,004)                                             911,803,425

SHORT TERM INSTRUMENTS - 27.26%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                            228,990,884      228,990,884
BlackRock Temp Cash Money Market Fund               11,295,102       11,295,102
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio                    11,295,102       11,295,102
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $251,581,088)                                             251,581,088

Security                                            Principal         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.81%
Investors Bank & Trust Tri-Party
   Repurchase Agreement, dated
   02/28/03, due 03/03/03,
   with a maturity value of
   $7,499,990 and an effective
   yield of 1.04%.                                $  7,499,340   $    7,499,340
TOTAL REPURCHASE AGREEMENT
  (Cost: $7,499,340)                                                  7,499,340

TOTAL INVESTMENTS IN SECURITIES - 126.87%
   (Cost $1,164,628,432)                                          1,170,883,853
Other Assets, Less Liabilities - (26.87%)                          (247,975,435)
                                                                 --------------
NET ASSETS - 100.00%                                             $  922,908,418
                                                                 ==============

See notes to financial statements.

Schedules of Investments                                                      11

Schedule of Investments

iSHARES LEHMAN 7-10 YEAR TREASURY BOND FUND
February 28,2003

                                                    Shares or
Security                                            Principal         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 99.33%
U.S. Treasury Notes
   4.00%, 11/15/12                                $ 26,214,000     $ 26,889,272
   4.38%, 08/15/12                                  19,880,000       21,009,977
   4.88%, 02/15/12                                  26,469,000       29,025,906
   5.00%, 02/15/11                                 168,810,000      187,181,586
   5.00%, 08/15/11                                  21,165,000       23,444,470
   5.75%, 08/15/10                                 132,651,000      153,682,820
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost: $430,678,467)                                              441,234,031

SHORT TERM INSTRUMENTS - 16.89%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                             68,263,264       68,263,264
BlackRock Temp Cash Money Market Fund                3,367,123        3,367,123
Short Term Investment Co. - Liquid
   Assets Money Market Portfolio                     3,367,123        3,367,123
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $74,997,510)                                               74,997,510

Security                                            Principal         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.41%
Investors Bank & Trust Tri-Party
   Repurchase Agreement, dated
   02/28/03, due 03/03/03,
   with a maturity value of
   $10,704,098 and an effective
   yield of 1.04%.                                $ 10,703,170     $ 10,703,170
TOTAL REPURCHASE AGREEMENT
   (Cost: $10,703,170)                                               10,703,170

TOTAL INVESTMENTS IN SECURITIES - 118.63%
   (Cost $516,379,147)                                              526,934,711
Other Assets, Less Liabilities - (18.63%)                           (82,740,500)
                                                                   ------------
NET ASSETS - 100.00%                                               $444,194,211
                                                                   ============

See notes to financial statements.

12                                    2003 ishares Annual Report to Shareholders

Schedule of Investments

iSHARES LEHMAN 20+ YEAR TREASURY BOND FUND
February 28, 2003

                                                    Shares or
Security                                            Principal         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 98.95%
U.S. Treasury Bonds
   5.25%, 11/15/28                                 $13,755,000     $ 14,662,554
   5.25%, 02/15/29                                  13,790,000       14,709,378
   5.38%, 02/15/31                                  21,630,000       23,985,723
   5.50%, 08/15/28                                  13,790,000       15,199,477
   6.00%, 02/15/26                                  15,750,000       18,434,587
   6.13%, 11/15/27                                  26,740,000       31,871,139
   6.13%, 08/15/29                                  13,755,000       16,468,998
   6.25%, 08/15/23                                  34,160,000       40,937,345
   6.25%, 05/15/30                                  25,410,000       30,988,256
   6.38%, 08/15/27                                   9,835,000       12,063,218
   6.50%, 11/15/26                                  11,795,000       14,654,816
   6.63%, 02/15/27                                  15,190,000       19,143,958
   6.75%, 08/15/26                                   9,835,000       12,556,148
   6.88%, 08/15/25                                  11,795,000       15,217,083
   7.50%, 11/15/24                                  11,795,000       16,228,859
   7.63%, 02/15/25                                  11,760,000       16,382,504
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost: $289,080,058)                                             313,504,043

SHORT TERM INSTRUMENTS - 22.85%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                             65,893,144       65,893,144
BlackRock Temp Cash Money Market Fund                3,250,216        3,250,216
Short Term Investment Co. -
   Liquid Assets Money
   Market Portfolio                                  3,250,216        3,250,216
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $72,393,576)                                               72,393,576

Security                                            Principal         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.22%
Investors Bank & Trust Tri-Party
   Repurchase Agreement, dated
   02/28/03, due 03/03/03,
   with a maturity value of
   $7,039,113 and an effective
   yield of 1.04%.                                 $ 7,038,503     $  7,038,503
TOTAL REPURCHASE AGREEMENT
   (Cost: $7,038,503)                                                 7,038,503

TOTAL INVESTMENTS IN SECURITIES - 124.02%
   (Cost $368,512,137)                                              392,936,122
Other Assets, Less Liabilities - (24.02%)                           (76,108,517)
                                                                   ------------
NET ASSETS - 100.00%                                               $316,827,605
                                                                   ============

See notes to financial statements.

Schedules of Investments                                                      13

Schedule of Investments

iSHARES GS $ INVESTOP(TM) CORPORATE BOND FUND
February 28, 2003

Security                                            Principal         Value
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES - 98.12%

AUTO MANUFACTURERS - 1.94%
DaimlerChrysler NA Holding Corp.
   4.75%, 01/15/08                                 $18,800,000     $ 19,155,884
   7.30%, 01/15/12                                  18,800,000       21,181,866
                                                                     40,337,750
BANKS - 8.64%
Bank of America Corp.
   4.88%, 01/15/13                                  18,800,000       19,272,914
   5.25%, 02/01/07                                  18,800,000       20,453,836
Bank One Corp.
   6.00%, 08/01/08                                  18,800,000       21,265,338
Credit Suisse First Boston
   5.75%, 04/15/07                                  18,800,000       20,369,894
   6.13%, 11/15/11                                  18,800,000       19,995,586
Royal Bank of Scotland Group PLC
   5.00%, 10/01/14                                  18,800,000       19,340,688
Washington Mutual Bank Inc.
   5.50%, 01/15/13                                  18,800,000       19,888,520
Wells Fargo & Company
   5.00%, 11/15/14                                  17,860,000       18,540,198
   5.13%, 02/15/07                                  18,800,000       20,382,490
                                                                    179,509,464

BEVERAGES - 0.92%
Diageo Capital PLC
   3.50%, 11/19/07                                  18,800,000       19,107,380
                                                                     19,107,380

BUILDING MATERIALS - 1.05%
CRH America Inc.
   6.95%, 03/15/12                                  18,800,000       21,725,468
                                                                     21,725,468

COMPUTERS - 4.81%
Hewlett-Packard Co.
   5.75%, 12/15/06                                  18,800,000       20,409,844
   6.50%, 07/01/12                                  18,800,000       21,185,532
International Business Machines Corp.
   4.75%, 11/29/12                                  18,800,000       19,435,722
   4.88%, 10/01/06                                 $18,800,000     $ 20,221,092
   5.88%, 11/29/32                                  17,860,000       18,562,970
                                                                     99,815,160
COSMETICS / PERSONAL CARE - 0.98%
Procter & Gamble Co.
   4.75%, 06/15/07                                  18,800,000       20,328,252
                                                                     20,328,252

DIVERSIFIED FINANCIAL SERVICES - 31.99%
American Express Co.
   5.50%, 09/12/06                                  17,860,000       19,538,840
Bear Stearns Companies Inc.
   5.70%, 01/15/07                                  18,800,000       20,555,826
Boeing Capital Corp.
   5.80%, 01/15/13                                  17,860,000       18,572,614
CIT Group Inc.
   7.38%, 04/02/07                                  17,860,000       19,669,218
   7.75%, 04/02/12                                  18,800,000       21,364,602
Citigroup Inc.
   3.50%, 02/01/08                                  18,800,000       19,015,260
   6.00%, 02/21/12                                  18,800,000       21,059,196
   6.63%, 06/15/32                                  18,800,000       21,155,358
Deutsche Telekom International
   Finance AG

   8.50%, 06/15/10                                  18,800,000       21,903,692
   8.75%, 06/15/30                                  18,800,000       22,113,970
Devon Financing Corp. ULC
   6.88%, 09/30/11                                  18,800,000       21,442,716
General Electric Capital Corp.
   5.00%, 06/15/07                                  18,800,000       20,248,822
   5.00%, 02/01/13                                  18,800,000       19,324,238
   6.75%, 03/15/32                                  18,800,000       21,494,228
General Motors Acceptance Corp.
   6.13%, 09/15/06                                  18,800,000       19,563,374
   6.88%, 09/15/11                                  18,800,000       18,847,470
   8.00%, 11/01/31                                  18,800,000       18,932,540
Household Finance Corp.
   4.63%, 01/15/08                                  18,800,000       19,445,498
   6.38%, 11/27/12                                  18,800,000       20,611,004

14                                    2003 iShares Annual Report to Shareholders
iSHARES GS $ INVESTOP(TM) CORPORATE BOND FUND
February 28, 2003

Security                                            Principal         Value
--------------------------------------------------------------------------------
International Lease Finance Corp.
   5.63%, 06/01/07                                 $18,800,000    $  19,931,666
John Deere Capital Corp.
   3.90%, 01/15/08                                  18,800,000       19,248,568
   7.00%, 03/15/12                                  18,800,000       21,966,296
JP Morgan Chase & Co.
   5.25%, 05/30/07                                  17,860,000       19,179,318
   5.75%, 01/02/13                                  18,800,000       19,717,064
Lehman Brothers Holdings Inc.
   6.63%, 01/18/12                                  18,800,000       21,246,162
Lehman Brothers Inc.
   4.00%, 01/22/08                                  18,800,000       19,198,278
Morgan Stanley Dean Witter & Co.
   5.80%, 04/01/07                                  18,800,000       20,612,038
   6.60%, 04/01/12                                  18,800,000       21,029,680
Sears Roebuck Acceptance Corp.
   6.70%, 04/15/12                                  17,860,000       17,275,889
   7.00%, 06/01/32                                  17,860,000       15,850,750
Verizon Global Funding Corp.
   6.13%, 06/15/07                                  18,800,000       20,847,790
   7.75%, 12/01/30                                  18,800,000       22,847,264
Washington Mutual Inc.
   5.63%, 01/15/07                                  18,800,000       20,504,878
                                                                    664,314,107

ELECTRIC - 2.77%
Duke Energy Corp.
   6.25%, 01/15/12                                  18,800,000       19,851,296
FirstEnergy Corp. Series B
   6.45%, 11/15/11                                  18,800,000       19,268,778
FirstEnergy Corp. Series C
   7.38%, 11/15/31                                  17,860,000       18,399,908
                                                                     57,519,982

FOOD - 5.97%
General Mills Inc.
   5.13%, 02/15/07                                  18,800,000       20,193,550
   6.00%, 02/15/12                                  18,800,000       20,791,672
Kellogg Co. Series B
   6.60%, 04/01/11                                  18,800,000       21,570,180
Kraft Foods Inc.
   4.63%, 11/01/06                                 $18,800,000    $  20,008,558
   6.25%, 06/01/12                                  18,800,000       21,323,900
Safeway Inc.
   5.80%, 08/15/12                                  18,800,000       20,103,216
                                                                    123,991,076

FOREST PRODUCTS & PAPER - 3.01%
Weyerhaeuser Co.
   6.13%, 03/15/07                                  18,800,000       20,441,428
   6.75%, 03/15/12                                  18,800,000       20,878,058
   7.38%, 03/15/32                                  18,800,000       21,173,782
                                                                     62,493,268

HOUSEHOLD PRODUCTS / WARES - 0.96%
Unilever Capital Corp.
   5.90%, 11/15/32                                  18,800,000       19,975,658
                                                                     19,975,658

MEDIA - 4.83%
AOL Time Warner Inc.
   6.15%, 05/01/07                                  18,800,000       20,021,906
   6.88%, 05/01/20                                  18,800,000       19,883,068
   7.70%, 05/01/20                                  18,800,000       20,115,718
Comcast Corp.
   5.85%, 01/15/10                                  18,800,000       19,587,438
Viacom Inc.
   5.63%, 05/01/07                                  18,800,000       20,696,074
                                                                    100,304,204

MINING - 1.91%
Alcoa Inc.
   4.25%, 08/15/07                                  17,860,000       18,696,562
   6.00%, 01/15/12                                  18,800,000       20,928,160
                                                                     39,624,722

OIL & GAS PRODUCERS - 6.96%
Anadarko Petroleum Corp.
   5.38%, 03/01/07                                  18,800,000       20,376,192
ChevronTexaco Capital Co.
   3.50%, 09/17/07                                  18,800,000       19,281,468

Schedules of Investments                                                      15
iSHARES GS $ INVESTOP(TM) CORPORATE BOND FUND
February 28, 2003

Security                                            Principal         Value
--------------------------------------------------------------------------------
Conoco Funding Co.
   5.45%, 10/15/06                                 $18,800,000   $   20,517,474
   6.35%, 10/15/11                                  18,800,000       21,359,808
Devon Energy Corp.
   7.95%, 04/15/32                                  18,800,000       23,085,930
Valero Energy Corp.
   6.88%, 04/15/12                                  18,800,000       20,137,714
   7.50%, 04/15/32                                  18,800,000       19,752,032
                                                                    144,510,618

PHARMACEUTICALS 3.84%
Abbott Laboratories
   5.63%, 07/01/06                                  17,860,000       19,692,257
Bristol-Myers Squibb Co.
   4.75%, 10/01/06                                  18,800,000       20,009,216
   5.75%, 10/01/11                                  18,800,000       20,581,488
Wyeth
   5.25%, 03/15/13                                  18,800,000       19,465,426
                                                                     79,748,387
RETAIL 3.92%
Target Corp.
   5.38%, 06/15/09                                  18,800,000       20,432,874
   5.88%, 03/01/12                                  18,800,000       20,708,482
   6.35%, 11/01/32                                  18,800,000       20,370,646
Wal-Mart Stores Inc.
   4.38%, 07/12/07                                  18,800,000       19,943,040
                                                                     81,455,042

TELECOMMUNICATIONS 6.41%
Alltel Corp.
   7.00%, 07/01/12                                  18,800,000       22,039,898
   7.88%, 07/01/32                                  18,800,000       23,868,386
British Telecom PLC
   8.38%, 12/15/10                                  18,800,000       22,851,870
   8.88%, 12/15/30                                  18,800,000       24,427,686
Cox Communications Inc.
   7.13%, 10/01/12                                  17,860,000       20,360,757
SBC Communications Inc.
   5.88%, 02/01/12                                 $17,860,000   $   19,542,055
                                                                    133,090,652

TELEPHONE - 7.21%
AT&T Broadband Corp.
   8.38%, 03/15/13                                  18,800,000       22,450,020
   9.46%, 11/15/22                                  18,800,000       23,794,314
AT&T Corp.
   7.00%, 11/15/06                                  18,800,000       20,171,460
Bellsouth Corp.
   5.00%, 10/15/06                                  17,860,000       19,207,716
   6.00%, 10/15/11                                  18,800,000       20,943,012
   6.88%, 10/15/31                                  18,800,000       21,529,666
Verizon New York Inc. Series A
   6.88%, 04/01/12                                  18,800,000       21,648,764
                                                                   149,744,952
TOTAL CORPORATE BONDS & NOTES
   (Cost: $1,919,475,395)                                         2,037,596,142

REPURCHASE AGREEMENT - 0.19%
Investors Bank & Trust Tri-Party
   Repurchase Agreement, dated
   02/28/03, due 03/03/03, with
   a maturity value of
   $3,832,879 and an effective
   yield of 1.04%.                                   3,832,547        3,832,547
TOTAL REPURCHASE AGREEMENT
   (Cost: $3,832,547)                                                 3,832,547

TOTAL INVESTMENTS IN SECURITIES - 98.31%
   (Cost $1,923,307,942)                                          2,041,428,689
Other Assets, Less Liabilities - 1.69%                               35,150,463
                                                                 --------------
NET ASSETS - 100.00%                                             $2,076,579,152
                                                                 ==============

See notes to financial statements.

16                                    2003 iShares Annual Report to Shareholders

Statements of Assets and Liabilities

iSHARES TRUST

February 28, 2003

                                                  iShares Lehman                   iShares GS
                                  --------------------------------------------   --------------
                                     1-3 Year       7-10 Year       20+ Year     $ InvesTop(TM)
                                     Treasury        Treasury      Treasury       Corporate
                                    Bond Fund       Bond Fund      Bond Fund       Bond Fund
-----------------------------------------------------------------------------------------------
ASSETS

Investments at cost               $1,164,628,432   $516,379,147   $368,512,137   $1,923,307,942
                                  --------------   ------------   ------------   --------------
Investments in securities, at
   value (including securities
   on loan/1/) (Note 1)           $1,170,883,853   $526,934,711   $392,936,122   $2,041,428,689
Receivables:
   Investment securities sold                 --                            --        6,631,675
   Dividends and interest              8,188,274      1,052,341      2,027,483       31,911,961
   iShares sold                        3,172,514      6,901,740        157,490        1,751,157
                                  --------------   ------------   ------------   --------------
Total Assets                       1,182,244,641    534,888,792    395,121,095    2,081,723,482
                                  --------------   ------------   ------------   --------------

LIABILITIES
Payables:

   Investment securities
      purchased                        5,050,859             --      1,273,761               --
   Collateral for securities on
      loan (Note 5)                  251,581,088     74,997,510     72,393,576               --
   iShares redeemed                    2,492,251     15,578,756      4,518,101        4,677,896
   Advisory fees (Note 2)                212,025        118,315        108,052          466,434
                                  --------------   ------------   ------------   --------------
Total Liabilities                    259,336,223     90,694,581     78,293,490        5,144,330
                                  --------------   ------------   ------------   --------------
NET ASSETS                        $  922,908,418   $444,194,211   $316,827,605   $2,076,579,152
                                  ==============   ============   ============   ==============

Net assets consist of:
   Paid-in capital                $  915,407,186   $432,480,374   $290,335,035   $1,947,930,403
   Undistributed net investment
      income                           1,245,811      1,602,459      2,068,585        8,958,872
   Undistributed net realized
      gain (accumulated net
      realized loss)                          --       (444,186)            --        1,569,130
   Net unrealized appreciation         6,255,421     10,555,564     24,423,985      118,120,747
                                  --------------   ------------   ------------   --------------
NET ASSETS                        $  922,908,418   $444,194,211   $316,827,605   $2,076,579,152
                                  ==============   ============   ============   ==============

iShares outstanding                   11,200,000      5,100,000      3,500,000       18,800,000
                                  ==============   ============   ============   ==============

Net asset value per iShare        $        82.40   $      87.10   $      90.52   $       110.46
                                  ==============   ============   ============   ==============

/1/ Securities on loan with market values of $246,092,415, $73,884,947, $71,306,011 and $--, respectively. See Note 5.

See notes to financial statements.

Financial Statements

Statements of Operations
iSHARES TRUST

For the period ended February 28, 2003

                                              iShares Lehman                   iShares GS
                                ------------------------------------------   --------------
                                 1-3 Year       7-10 Year       20+ Year     $ InvesTop(TM)
                                 Treasury        Treasury       Treasury       Corporate
                               Bond Fund/1/    Bond Fund/1/   Bond Fund/1/    Bond Fund/1/
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Interest                     $ 9,146,789    $14,672,737    $17,335,096     $ 55,311,786
   Securities lending income        124,533        164,095         47,533          248,844
                                -----------    -----------    -----------     ------------
Total investment income           9,271,322     14,836,832     17,382,629       55,560,630
                                -----------    -----------    -----------     ------------
EXPENSES (NOTE 2)
   Advisory fees                    710,112        563,006        512,741        1,499,844
                                -----------    -----------    -----------     ------------
Total expenses                      710,112        563,006        512,741        1,499,844
                                -----------    -----------    -----------     ------------
Net investment income             8,561,210     14,273,826     16,869,888       54,060,786
                                -----------    -----------    -----------     ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS)
   Net realized gain from:
      Investments                   853,481      3,858,421      1,480,108        5,723,977
      In-kind redemptions         2,235,841     15,455,612     25,938,732       19,908,841
                                -----------    -----------    -----------     ------------
   Net realized gain              3,089,322     19,314,033     27,418,840       25,632,818
                                -----------    -----------    -----------     ------------
   Net change in unrealized
      appreciation on
      investments                 6,255,421     10,555,564     24,423,985      118,120,747
                                -----------    -----------    -----------     ------------
Net realized and unrealized
   gain                           9,344,743     29,869,597     51,842,825      143,753,565
                                -----------    -----------    -----------     ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $17,905,953    $44,143,423    $68,712,713     $197,814,351
                                ===========    ===========    ===========     ============

/1/ For the period from July 22, 2002 (commencement of operations) to February 28, 2003.

See notes to financial statements.

18                                    2003 iShares Annual Report to Shareholders

Statements of Changes in Net Assets

iSHARES TRUST
For the period ended February 28, 2003

                                                   iShares Lehman                    iShares GS
                                  ----------------------------------------------   --------------
                                     1-3 Year        7-10 Year       20+ Year      $ InvesTop(TM)
                                     Treasury        Treasury         Treasury        Corporate
                                   Bond Fund/1/     Bond Fund/1/    Bond Fund/1/    Bond Fund/1/
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
   ASSETS

OPERATIONS:
   Net investment income          $    8,561,210   $  14,273,826   $  16,869,888   $   54,060,786
   Net realized gain                   3,089,322      19,314,033      27,418,840       25,632,818
   Net change in unrealized
       appreciation                    6,255,421      10,555,564      24,423,985      118,120,747
                                  --------------   -------------   -------------   --------------
Net increase in net assets
   resulting from operations          17,905,953      44,143,423      68,712,713      197,814,351
                                  --------------   -------------   -------------   --------------
Undistributed net investment
   income included in the price
   of capital shares issued or
   redeemed                              444,000        (329,000)       (821,000)       3,108,000
                                  --------------   -------------   -------------   --------------

DISTRIBUTIONS TO
   iSHAREHOLDERS:
   From net investment income         (7,759,399)    (12,668,686)    (14,793,864)     (48,190,288)
   From net realized gain/2/                  --      (2,824,176)       (320,847)              --
                                  --------------   -------------   -------------   --------------
Total distributions to
   iShareholders                      (7,759,399)    (15,492,862)    (15,114,711)     (48,190,288)
                                  --------------   -------------   -------------   --------------

iSHARES TRANSACTIONS:
   iShares sold                    1,305,849,750     962,404,619     711,173,599    2,377,127,411
   iShares redeemed                 (393,531,886)   (546,531,969)   (447,122,996)    (453,280,322)
                                  --------------   -------------   -------------   --------------
Net increase in net assets
   from iShares transactions         912,317,864     415,872,650     264,050,603    1,923,847,089
                                  --------------   -------------   -------------   --------------
INCREASE IN NET ASSETS               922,908,418     444,194,211     316,827,605    2,076,579,152

NET ASSETS:

Beginning of period                           --              --              --               --
                                  --------------   -------------   -------------   --------------
End of period                     $  922,908,418   $ 444,194,211   $ 316,827,605   $2,076,579,152
                                  ==============   =============   =============   ==============

Undistributed net investment
   income included in net
   assets at end of period        $    1,245,811   $   1,602,459   $   2,068,585   $    8,958,872
                                  ==============   =============   =============   ==============

iSHARES ISSUED AND REDEEMED:

   iShares sold                       14,400,000      10,000,000       8,600,000       20,300,000
   iShares redeemed                   (3,200,000)     (4,900,000)     (5,100,000)      (1,500,000)
                                  --------------   -------------   -------------   --------------
Net increase in iShares
   outstanding                        11,200,000       5,100,000       3,500,000       18,800,000
                                  ==============   =============   =============   ==============

/1/ For the period from July 22, 2002 (commencement of operations) to February 28, 2003.

/2/ Represents all short-term gain distributions. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See notes to financial statements.

FINANCIAL STATEMENTS                                                          19

Financial Highlights
iSHARES TRUST
(For a share outstanding throughout each period)
For the period ended February 28, 2003

                                                iShares Lehman                   iShares GS
                                  ------------------------------------------   --------------
                                    1-3 Year      7-10 Year       20+ Year     $ InvesTop(TM)
                                    Treasury       Treasury       Treasury       Corporate
                                  Bond Fund/1/   Bond Fund/1/   Bond Fund/1/    Bond Fund/1/
---------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                           $  81.01       $  82.13       $  82.69       $   103.03
                                    --------       --------       --------       ----------
Income from investment
   operations:
   Net investment income                0.84           1.99           2.79             3.24
   Net realized and unrealized
      gain                              1.32           5.04           7.29             7.12
                                    --------       --------       --------       ----------
Total from investment
   operations                           2.16           7.03          10.08            10.36
                                    --------       --------       --------       ----------
Less distributions from:
   Net investment income               (0.77)         (1.68)         (2.20)           (2.93)
   Net realized gain/4/                   --          (0.38)         (0.05)              --
                                    --------       --------       --------       ----------
Total distributions                    (0.77)         (2.06)         (2.25)           (2.93)
                                    --------       --------       --------       ----------
Net asset value, end of period      $  82.40       $  87.10       $  90.52       $   110.46
                                    ========       ========       ========       ==========

Total return (not annualized)           2.66%          8.64%         12.31%           10.22%
                                    ========       ========       ========       ==========

Ratios/Supplemental data:
   Net assets, end of period
      (000s)                        $922,908       $444,194       $316,828       $2,076,579
   Ratio of expenses to average
      net assets/2/                     0.15%          0.15%          0.15%            0.15%
   Ratio of net investment
      income to average net
      assets/2/                         1.80%          3.79%          4.92%            5.38%
   Portfolio turnover rate/3/             44%            54%             7%              20%

/1/ For the period from July 22, 2002 (commencement of operations) to February 28, 2003.
/2/  Annualized for periods of less than one year.
/3/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/4/ Represents all short-term gain distributions. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See notes to financial statements.

20                                    2003 iShares Annual Report to Shareholders

Notes to the Financial Statements

iSHARES TRUST

1.   SIGNIFICANT ACCOUNTING POLICIES

iShares Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of February 28, 2003, the Trust offered 56 investment portfolios or funds.

These financial statements relate only to the iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund and the iShares GS $ InvesTop(TM) Corporate Bond Fund (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment advisor uses a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act, except for the iShares GS $ InvesTop(TM) Corporate Bond Fund, which is classified as a non-diversified fund. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

SECURITY VALUATION

Fixed income securities are valued using the latest quoted bid price or using valuations provided by third party pricing services. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Board of Trustees of the Trust.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Funds amortize premium and accrete discount on debt securities purchased, using a constant yield to maturity method.

EQUALIZATION

The Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed at least once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

Notes to the Financial Statements                                             21
iSHARES TRUST

At February 28, 2003, the components of distributable earnings on a tax basis were as follows:

------------------------------------------------------------------------------------
                               Undistributed     Undistributed   Total Distributable
iShares Bond Fund             Ordinary Income   Long-term Gain        Earnings
------------------------------------------------------------------------------------
Lehman 1-3 Year Treasury        $ 1,245,811           $--          $ 1,245,811
Lehman 7-10 Year Treasury         1,595,620            --            1,595,620
Lehman 20+ Year Treasury          2,060,106            --            2,060,106
GS $ InvesTop(TM) Corporate      10,674,970            --           10,674,970
------------------------------------------------------------------------------------

The tax character of distributions paid during the period ended February 28, 2003 was as follows:

-------------------------------------------
iShares Bond Fund                  Amount
-------------------------------------------
Lehman 1-3 Year Treasury
   Distributions paid from:
      Ordinary Income           $ 8,168,879
                                -----------
   Total Distributions          $ 8,168,879
                                ===========

Lehman 7-10 Year Treasury
   Distributions paid from:
      Ordinary Income           $16,985,541
                                -----------
  Total Distributions           $16,985,541
                                ===========

Lehman 20+ Year Treasury
   Distributions paid from:
      Ordinary Income           $16,273,971
                                -----------
   Total Distributions          $16,273,971
                                ===========

GS $ InvesTop(TM) Corporate
   Distributions paid from:
      Ordinary Income           $49,259,044
                                -----------
   Total Distributions          $49,259,044
                                ===========
-------------------------------------------

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the period ended February 28, 2003.

22                                    2003 iShares Annual Report to Shareholders
iSHARES TRUST

For the period ended February 28, 2003, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of 100,000 or more iShares or multiples thereof ("Creation Units"). Because such gains or losses are not taxable to the Funds, and are not distributed to existing Fund shareholders, the gains or losses are reclassed from accumulated net realized gains or losses to paid-in-capital at the end of the Funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The in-kind gains or losses for the period ended February 28, 2003 are disclosed in the Funds' Statements of Operations.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

The repurchase agreements held by each Fund at February 28, 2003 were fully collateralized by U.S. Government obligations with an interest rate of 3.625%, a maturity date of March 31, 2004 and aggregate market values as follows:

-------------------------------------------
                                 Aggregate
                                   Market
iShares Bond Fund                  Value
-------------------------------------------
Lehman 1-3 Year Treasury        $ 7,728,479
Lehman 7-10 Year Treasury        11,516,393
Lehman 20+ Year Treasury          7,573,286
GS $ InvesTop(TM) Corporate       4,123,742
-------------------------------------------

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors ("BGFA") manages the investment of each Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, distribution fees and extraordinary expenses. Expenses related to the organization and initial registration of the Trust were borne by BGFA.

BGFA is entitled to an annual advisory fee of 0.15% based on the average daily net assets of each Fund, as compensation for investment management services.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Funds. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

Effective February 24, 2003, Barclays Global Investors, N.A. ("BGI") began serving as securities lending agent for the Trust. BGI is an affiliate of BGFA, the Funds' investment advisor. The Board of Trustees has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending

Notes to the Financial Statements                                             23
iSHARES TRUST

agent, BGI receives a fee based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through February 28, 2003, BGI earned $1,683 in securities lending agent fees from the Funds. Prior to February 24, 2003, Investors Bank served as securities lending agent for the Funds.

SEI Investments Distribution Company serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust.

Pursuant to an exemptive order issued by the SEC, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statements of Operations.

As of February 28, 2003, certain trustees and officers of the Trust are also employees of BGFA and its affiliates or employees of Investors Bank.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the period ended February 28, 2003, were as follows:

-----------------------------------------------------------------------------------------
                                U.S. Government Obligations       Other Securities
                                ---------------------------   ---------------------------
iShares Bond Fund                 Purchases        Sales        Purchases        Sales
-----------------------------------------------------------------------------------------
Lehman 1-3 Year Treasury        $365,819,872   $349,402,903   $         --   $         --
Lehman 7-10 Year Treasury        339,626,127    336,645,601             --             --
Lehman 20+ Year Treasury          42,727,644     41,390,472             --             --
GS $ InvesTop(TM) Corporate               --             --    334,134,495    336,448,379
-----------------------------------------------------------------------------------------

In-kind transactions for the period ended February 28, 2003, were as follows:

--------------------------------------------------------------------------------
                                                      In-kind          In-kind
iShares Bond Fund                                    Purchases          Sales
--------------------------------------------------------------------------------
Lehman 1-3 Year Treasury                           $1,291,788,698   $393,238,094
Lehman 7-10 Year Treasury                             958,797,725    546,400,292
Lehman 20+ Year Treasury                              696,048,273    435,003,602
GS $ InvesTop(TM) Corporate                         2,361,642,881    461,826,328
--------------------------------------------------------------------------------

24                                    2003 iShares Annual Report to Shareholders
iSHARES TRUST

At February 28, 2003, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

-------------------------------------------------------------------------------------------
                                                                                    Net
                                      Tax         Unrealized     Unrealized     Unrealized
iShares Bond Fund                    Cost        Appreciation   Depreciation   Appreciation
-------------------------------------------------------------------------------------------
Lehman 1-3 Year Treasury        $1,164,628,432   $  6,255,421    $       --    $  6,255,421
Lehman 7-10 Year Treasury          516,379,975     10,554,736            --      10,554,736
Lehman 20+ Year Treasury           368,503,658     24,432,464            --      24,432,464
GS $ InvesTop(TM) Corporate      1,923,454,908    119,638,406    (1,664,626)    117,973,780

4.   iSHARES TRANSACTIONS

At February 28, 2003, there were an unlimited number of no par value shares of beneficial interest ("iShares") authorized. iShares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund's underlying index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units for the iShares GS $ InvesTop(TM) Corporate Bond Fund.

5.   LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities plus the interest accrued on such securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan plus accrued interest. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of February 28, 2003, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at February 28, 2003 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

The Trust is a defendant in an action in the U.S. District Court for the Northern District of Illinois. There are numerous other defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. A company named MOPEX, Inc. is the plaintiff in this action. MOPEX claims that the actions of the parties, including the Trust, infringe a patent held by MOPEX, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. MOPEX's patent, however, was found to be invalid by the judge in a related case in the U.S. District Court for the Southern District of New York. That case has now been settled. Although the Trust is not a party to the action in New York, the Trust believes that the finding of invalidity of the alleged patent will permit the action in Illinois to be resolved quickly with no effect on the Trust.

Notes to the Financial Statements                                             25

Report of Independent Accountants

To the Shareholders and Board of Trustees of iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds comprising the iShares Fixed Income Series Funds (the "Funds"), as listed on the table of contents at February 28, 2003, and the results of each of their operations, the changes in their net assets and their financial highlights for the periods July 22, 2002 (commencement of operations) through February 28, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 4, 2003

26                                    2003 iShares Annual Report to Shareholders

Supplemental Information (Unaudited)

iSHARES TRUST

The charts that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares every day the American Stock Exchange is open. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. The information shown for each Fund is for each full calendar quarter completed after the inception date of such Fund through December 31, 2002, the date of the most recent calendar quarter end. The specific periods covered for each Fund are disclosed in the chart for such Fund.

The vertical column of the chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

Supplemental Information                                                      27
iSHARES TRUST

                   iShares Lehman 1-3 Year Treasury Bond Fund
            PERIOD COVERED: OCTOBER 1, 2002 THROUGH DECEMBER 31, 2002

                 PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                 GT60                                     0
                 GT55_LT60                                0
                 GT50_LT55                                0
                 GT45_LT50                                0
                 GT40_LT45                                0
                 GT35_LT40                                0
                 GT30_LT35                                0
                 GT20_LT25                                0
                 GT15_LT20                                0
                 GT10_LT15                                0
                 GT05_LT10                                0
                 LT05_GTneg05                            64
                 LTneg05_GTneg10                          0
                 LTneg10_GTneg15                          0
                 LTneg15_GTneg20                          0
                 LTneg20_GTneg25                          0
                 LTneg25_GTneg30                          0
                 LTneg35_GTneg40                          0
                 LTneg40_GTneg45                          0
                 LTneg45_GTneg50                          0
                 LTneg50_GTneg55                          0
                 LTneg55_GTneg60                          0
                 LTneg60                                  0

                   iShares Lehman 7-10 Year Treasury Bond Fund
            PERIOD COVERED: OCTOBER 1, 2002 THROUGH DECEMBER 31, 2002

                 PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                 GT60                                     0
                 GT55_LT60                                0
                 GT50_LT55                                0
                 GT45_LT50                                0
                 GT40_LT45                                0
                 GT35_LT40                                0
                 GT30_LT35                                0
                 GT20_LT25                                0
                 GT15_LT20                                0
                 GT10_LT15                                0
                 GT05_LT10                                1
                 LT05_GTneg05                            63
                 LTneg05_GTneg10                          0
                 LTneg10_GTneg15                          0
                 LTneg15_GTneg20                          0
                 LTneg20_GTneg25                          0
                 LTneg25_GTneg30                          0
                 LTneg35_GTneg40                          0
                 LTneg40_GTneg45                          0
                 LTneg45_GTneg50                          0
                 LTneg50_GTneg55                          0
                 LTneg55_GTneg60                          0
                 LTneg60                                  0


28                                    2003 iShares Annual Report to Shareholders
iSHARES TRUST

                   iShares Lehman 20+ Year Treasury Bond Fund
            PERIOD COVERED: OCTOBER 1, 2002 THROUGH DECEMBER 31, 2002

                   Percent Premiums/Discounts Number of days
                   GT60                                    0
                   GT55_LT60                               0
                   GT50_LT55                               0
                   GT45_LT50                               0
                   GT40_LT45                               0
                   GT35_LT40                               0
                   GT30_LT35                               0
                   GT25_LT30                               0
                   GT20_LT25                               0
                   GT15_LT20                               0
                   GT10_LT15                               0
                   GT05_LT10                               0
                   LT05_GTneg05                           64
                   LTneg05_GTneg10                         0
                   LTneg10_GTneg15                         0
                   LTneg15_GTneg20                         0
                   LTneg20_GTneg25                         0
                   LTneg25_GTneg30                         0
                   LTneg30_GTneg35                         0
                   LTneg35_GTneg40                         0
                   LTneg40_GTneg45                         0
                   LTneg45_GTneg50                         0
                   LTneg50_GTneg55                         0
                   LTneg55_GTneg60                         0
                   LTneg60                                 0

                   iShares GS $ InvesTop_ Corporate Bond Fund
            PERIOD COVERED: OCTOBER 1, 2002 THROUGH DECEMBER 31, 2002

                   GT60                                    0
                   GT55_LT60                               0
                   GT50_LT55                               0
                   GT45_LT50                               0
                   GT40_LT45                               0
                   GT35_LT40                               0
                   GT30_LT35                               0
                   GT25_LT30                               0
                   GT20_LT25                               0
                   GT15_LT20                               0
                   GT10_LT15                              13
                   GT05_LT10                              44
                   LT05_GTneg05                            7
                   LTneg05_GTneg10                         0
                   LTneg10_GTneg15                         0
                   LTneg15_GTneg20                         0
                   LTneg20_GTneg25                         0
                   LTneg25_GTneg30                         0
                   LTneg30_GTneg35                         0
                   LTneg35_GTneg40                         0
                   LTneg40_GTneg45                         0
                   LTneg45_GTneg50                         0
                   LTneg50_GTneg55                         0
                   LTneg55_GTneg60                         0
                   LTneg60                                 0

Supplemental Information                                                      29

Trustees Information (Unaudited)

iSHARES TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected and qualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and oversees 79 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 104 portfolios within the fund complex. Additional information about the Funds' Trustees may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                               Interested Trustees

                               Position(s),              Principal Occupation(s)
Name, Age and Address       Length of Service              During Past 5 Years                    Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)     Trustee (since         Managing Director and Chief           Director (since 2002) of
Barclays Global             January 1, 2002),      Executive Officer (since 1999) for    iShares, Inc.; Chairman of the
Investors                   Chairman (since        Barclays Global Investors, N.A.       Board of Directors (since 1998) of
45 Fremont Street           February 28, 2002)     ("BGI") Global Individual Investor    BGFA; Director (since 1998) of BGI;
San Francisco, CA 94105     and President.         Business; Global H.R. Director        Director of various Barclays
                                                   (from 1996-1999) for BGI.             subsidiaries (since 1997).

*Nathan Most (88)           Trustee (since         Consultant to BGI (1998-2002),        Director (since 1996) and President
P.O. Box 193                December 16,           American Stock Exchange (1996-2000)   (1996-2002) of iShares, Inc.
Burlingame, CA 94011        1999)                  and the Hong Kong Stock Exchange
                                                   (1998 to present); Consultant to
                                                   the Amsterdam Stock Exchange
                                                   (1997-1998); Consultant to the
                                                   Pacific Stock Exchange
                                                   (1997-1998).

----------
* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

30                                    2003 iShares Annual Report to Shareholders
iSHARES TRUST

                              Independent Trustees


                               Position(s),              Principal Occupation(s)
Name, Age and Address       Length of Service              During Past 5 Years                    Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)        Trustee (since         Retired Vice President of             Director (since 1996) of iShares, Inc.;
520 Main Street             January 1, 2002)       Investment Management (1984-2000)     Trustee and member of the Executive
Ridgefield, CT 06877                               of Verizon Corporation; Advisory      Committee (since 1991) of The Common
                                                   Board member of Ibbotson Associates   Fund Institutional Funds, a non-profit
                                                   (1992-1998); former Vice Chairman     organization; Member of the Board  of
                                                   and Executive Committee Member        Managers of JP Morgan Private Equity
                                                   (1994-1998) of the Committee on       Funds.
                                                   Investment of Employee Benefit
                                                   Assets of the Financial Executive
                                                   Institute.

Richard K. Lyons (41)       Trustee (since         Professor, University of              Director (since 2001) of
Haas School of Business,    February 15, 2000)     California, Berkeley: Haas School     iShares, Inc.; Trustee (since
UC Berkeley                                        of Business (since 1993);             2001) of Barclays Global Investors
Berkeley, CA 94720                                 Consultant for IMF World Bank,        Funds and Master Investment
                                                   Federal Reserve Bank, and Citibank    Portfolio; Board of Trustees:
                                                   N.A. (since 2000).                    Matthews Asian Funds since 1995
                                                                                         (oversees 6 portfolios).

George C. Parker (61)       Trustee (since         Dean Witter Distinguished Professor   Director (since 2001) of
Graduate School of          February 15, 2000)     of Finance (since 1994); Associate    iShares, Inc.; Board of Directors:
Business (Room K301)                               Dean for Academic Affairs, Director   Affinity Group (since 1998);
Stanford University                                of MBA Program, and Professor,        Bailard, Biehl and Kaiser, Inc.
521 Memorial Way                                   Stanford University: Graduate         (since 1985); California Casualty
Stanford, CA 94305                                 School of Business (1993-2001).       Group of Insurance Companies (since
                                                                                         1978); Continental Airlines, Inc.
                                                                                         (since 1996); Community First
                                                                                         Financial Group (since 1995);
                                                                                         Dresdner/RCM Mutual Funds
                                                                                         (1994-2002); Tyon Ranch Company
                                                                                         (since 1999).

W. Allen Reed (54)          Trustee (since         President and Chief Executive         Director (since 1996) of iShares, Inc.;
General Motors Investment   January 1, 2002)       Officer (since 1994) of General       Director (since 1994) of General Motors
Management Corp.                                   Motors Investment Management          Investment Management Corporation;
767 Fifth Avenue                                   Corporation.                          Director (1995-1998) of Taubman Centers,
New York, NY 10153                                                                       Inc. (a real estate investment trust);
                                                                                         Director (since 1992) of FLIR Systems
                                                                                         (an imaging technology company);
                                                                                         Director (since 1994) of General Motors
                                                                                         Acceptance Corporation; Director (since
                                                                                         1994) of GMAC Insurance Holdings, Inc.;
                                                                                         Director (since 1995) of Global Emerging
                                                                                         Markets Fund; Director (since 2000) of
                                                                                         Temple Inland Industries; Chairman
                                                                                         (since 1995) of the Investmen Advisory
                                                                                         Committee of Howard Hughes Medical
                                                                                         Institute.

Trustees Information                                                          31
iSHARES TRUST

                          Officers Who are Not Trustees

                                                         Principal Occupation(s)                   Directorships Held by
Name, Age and Address          Position                    During Past 5 Years                           Officers
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss (39)       Vice President         Chief Executive Officer of the        Board of Trustees for Barclays Global
Barclays Global Investors                          Individual Investor Business of       Investors Funds and Master Investment
45 Fremont Street                                  BGI.; The Boston Consulting Group     Portfolio (since 2001).
San Francisco, CA 94105                            (until 1997).

Michael Latham (36)         Secretary, Treasurer   Director of Mutual Fund Delivery in   None.
Barclays Global Investors   and Principal          the U.S. Individual Investor
45 Fremont Street           Financial Officer      Business of BGI (since 2000); Head
San Francisco, CA 94105                            of Operations, BGI Europe
                                                   (1997-2000).

Donna M. Rogers (36)        Assistant Treasurer    Senior Director (formerly             None.
Investors Bank & Trust Co.                         Director), Mutual Fund
200 Clarendon Street                               Administration at Investors Bank &
Boston, MA 02116                                   Trust Co. ("IBT") (since 1994).

Jeffrey J. Gaboury (33)     Assistant Treasurer    Director (formerly Manager), Mutual   None.
Investors Bank & Trust Co.                         Fund Administration, Reporting and
200 Clarendon Street                               Compliance, IBT (since 1996).
Boston, MA 02116

Susan C. Mosher (47)        Assistant Secretary    Senior Director & Senior Counsel,     None.
Investors Bank & Trust Co.                         Mutual Fund Administration, IBT
200 Clarendon Street                               (since 1995).
Boston, MA 02116

Sandra I. Madden (36)       Assistant Secretary    Senior Associate Counsel, Mutual      None.
Investors Bank & Trust Co.                         Fund Administration, IBT (since
200 Clarendon Street                               1999); Associate, Scudder Kemper
Boston, MA 02116                                   Investments, Inc. (1996-1999).

Lois Towers (52)            Assistant Vice         U.S. Compliance Officer, BGI (since   None.
Barclays Global Investors   President - AML        1999).
45 Fremont Street           Compliance Officer
San Francisco, CA 94105

32                                    2003 iShares Annual Report to Shareholders

Notes:

Notes                                                                         33

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market
iShares MSCI EAFE Index Fund (EFA)

International/Regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

International/Emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market
iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

34                                    2003 iShares Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

"$ InvesTop(TM)" "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor do these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.

Investing involves risk, including possible loss of principal.

(c) 2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

                                    [GRAPHIC]

   iShares Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                 1 800 iShares (1 800 474 2737) www.iShares.com